EXHIBIT 99.1

DIRECTORS RESOLUTIONS

OF

ALMOST NEVER FILMS, INC.

(the “Company”)

WHEREAS:

A.	DAMIANO TUCCI has consented to step down as Chief Operating Officer of the Company.

B.	DANIEL ROTH has consented to act as the new Chief Operating Officer of the Company.

BE IT RESOLVED THAT:

A.	DAMIANO TUCCI stepped down as Chief Operating Officer of the Company.

B.	DANIEL ROTH consented to act as the new Chief Operating Officer of the Company.

Effective date: October 18, 2018

/s/Damiano Tucci
DAMIANO TUCCI

/s/Daniel Roth
DANIEL ROTH

Accepted and Agreed:

/s/ Danny Chan
DANNY CHAN